Exhibit 99.1


                            Joint Filer Information


Date of Event Requiring Statement:      June 19, 2009

Issuer Name and Ticker or Trading
Symbol:                                 AutoZone, Inc. (AZO)

Designated Filer:                       Edward S. Lampert

Other Joint Filers:                     ESL Investments, Inc., RBS Partners,
                                        L.P., ESL Partners, L.P., ESL
                                        Investors, L.L.C., ESL Institutional
                                        Partners, L.P., RBS Investment
                                        Management, L.L.C. and Acres Partners,
                                        L.P.

Addresses:                              The principal business address of each
                                        of the Joint Filers above is
                                        200 Greenwich Avenue, Greenwich,
                                        CT 06830.

Signatures:                             EDWARD S. LAMPERT

                                        /s/ Edward S. Lampert
                                        ----------------------------------------
                                        Edward S. Lampert

                                        ESL INVESTMENTS, INC.

                                        By:  /s/ Adrian J. Maizey
                                             ---------------------------------
                                             Name:  Adrian J. Maizey
                                             Title: Chief Financial Officer

                                        RBS PARTNERS, L.P.

                                        By:  ESL Investments, Inc., as its
                                             general partner

                                        By:  /s/ Adrian J. Maizey
                                             ---------------------------------
                                             Name:  Adrian J. Maizey
                                             Title: Chief Financial Officer

                                        ESL PARTNERS, L.P.

                                        By:  RBS Partners, L.P., as its general
                                             partner

                                        By:  ESL Investments, Inc., as its
                                             general partner

                                        By:  /s/ Adrian J. Maizey
                                             ---------------------------------
                                             Name:  Adrian J. Maizey
                                             Title: Chief Financial Officer

                                        ESL INVESTORS, L.L.C.

                                        By:  RBS Partners, L.P., as its manager

                                        By:  ESL Investments, Inc., as its
                                             general partner

                                        By:  /s/ Adrian J. Maizey
                                             ---------------------------------
                                             Name:  Adrian J. Maizey
                                             Title: Chief Financial Officer

                                        ESL INSTITUTIONAL PARTNERS, L.P.

                                        By:  RBS Investment Management, L.L.C.,
                                             as its general partner

                                        By:  ESL Investments, Inc., as its
                                             manager

                                        By:  /s/ Adrian J. Maizey
                                             ---------------------------------
                                             Name:  Adrian J. Maizey
                                             Title: Chief Financial Officer

                                        RBS INVESTMENT MANAGEMENT. L.L.C.

                                        By:  ESL Investments, Inc., as its
                                             manager

                                        By:  /s/ Adrian J. Maizey
                                             ---------------------------------
                                             Name:  Adrian J. Maizey
                                             Title: Chief Financial Officer

                                        ACRES PARTNERS, L.P.

                                        By:  ESL Investments, Inc., as its
                                             general partner

                                        By:  /s/ Adrian J. Maizey
                                             ---------------------------------
                                             Name:  Adrian J. Maizey
                                             Title: Chief Financial Officer